Valeritas Corporate Presentation NASDAQ: VLRX March 2018 ©2018 Valeritas, Inc.. Improving health and simplifying life for people with diabetes

©2018 Valeritas, Inc.. 2 NASDAQ: VLRX John Timberlake, CEO Improving health and simplifying life for people with diabetes

Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc.. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash-flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: • our history of operating losses and uncertainty regarding our ability to achieve profitability; • our reliance on V-Go® Wearable Insulin Delivery device, or V-Go, to generate all of our revenue; • our inability to retain a high percentage of our patient customer base or our significant wholesale customers; • the failure of V-Go to achieve and maintain market acceptance; • our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; • competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; • our inability to maintain or expand our sales and marketing infrastructure; • any inaccuracies in our assumptions about the insulin-dependent diabetes market; • manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; • our dependence on limited source suppliers and our inability to obtain components for our product; • our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; • our inability to enhance and broaden our product offering, including through the successful commercialization of the V-Go® SIMTM and V-Go® pre-fill; • our inability to protect our intellectual property and proprietary technology; • our failure to comply with the applicable governmental regulations to which our product and operations are subject; • our ability to operate as a going concern; and • our liquidity. ©2018 Valeritas, Inc.. 3

We know diabetes is a serious problem! ©2018 Valeritas, Inc.. 4 Insulin is the most potent glucose-lowering agent2 Do we really need another new insulin? 1. (1) American Diabetes Association Diabetes Fast Facts 2015. Available at https://www.professional.diabetes.org/content/fast-facts-data-and-statistics-about-diabetes. Accessed March 10, 2018., . 2. ACE/ACE Consensus Statement, ENDOCRINE PRACTICE Vol 23 No. 2 Feb. 2017. ~ 5.6 Million Patients in U.S. with Type 2 Diabetes take insulin3 Do we need another new diabetes drug? “Drugs don’t work in people who don’t take them.” – C. Everett Koop, M.D. (4) We need to help the 5.6 Million T2 patients ALREADY on insulin to ACTUALLY take their insulin $ 245 Billion Cost of Diagnosed Diabetes in U.S. in 20121 3. U.S. Roper Diabetes Market Study provided by GfK Customer Research LLC. 4. Eur J Heart Fail. 2017 Nov;19(11):1412-1413. 1

Adherence to Multiple Daily Injections is Extremely Challenging Especially Outside the Home

Most Patients asked to take multiple Shots a day Do not inject away from Home[1]



28%
72%
Inject Away From Home
Do Not Inject Away From Home



Adherence Barriers[2]

- Impact to daily living
- Embarrassment
- Injection pain
- Number of injections

Forget to take injections[3]
53%

Skip injections on purpose[3]
33%

Forget or don't have their insulin supplies[3]
40%

1. Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet. 2. Peyrot M et al. Diabetes Care 2010:33;240-245
3. Randlov J, et al. J Diabetes Schi Technol. 2008;Mar;2(2):229-35

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©2018 Valeritas, Inc.. 6 Most Patients with Type 2 Diabetes on Insulin are NOT at Goal1 6 20% AT A1c Goal 80% NOT AT A1c Goal Impact of Improving Glucose Control2 Deaths from Diabetes 21% Microvascular Complications 37% Heart Attacks 14% Peripheral Vascular Disease 43% 1. Grabner M, et al. Clinicoecon Outcomes Res. 2013;5:471-479 2. Stratton IM et al. BMJ. 2000;321:405-412. For every 1% reduction in A1C (blood glucose/sugar) there is a decrease in:

©2018 Valeritas, Inc.. Valeritas’ Mission is for V-Go® to be the Preferred Insulin Delivery Method for Patients with Type 2 Diabetes 7 Achieving this mission will ELIMINATE the need for Multiple Daily Injections of Insulin

©2018 Valeritas, Inc.. 8 The V-Go® Solution Breakfast Lunch Snack Dinner Bedtime Insulin delivery that is worn like a patch Only FDA & E.U. approved 24-hour, single-use, fully disposable insulin delivery device • that provides basal (background) and bolus (mealtime) insulin delivery • No batteries, programming or alarms Designed for the patient with type 2 diabetes Convenient drug-like fulfilment at the pharmacy model Reimbursed by Medicare Part D and most Commercial Insurance

Valeritas - Entering Growth Stage with Significant Market Opportunity ©2018 Valeritas, Inc.. 9 Entering Growth Stage • 3rd Consecutive quarter of growth • 40% of sales reps were hired in 2017 • Planned introduction of Bluetooth V-Go SIMTM Partnering • Executed distribution agreements in Italy & Puerto Rico, and looking at other International markets • Evaluating cloud based diabetes management companies to partner with V-Go SIMTM • Exploring insulin providers to develop V-Go Prefill Commercial Stage • $20.2M revenue in U.S. in 2017 • 45% Gross Margin in Q4 • Established reimbursement: Cost neutral/benefit to patients & payers • V-Go® proven to deliver strong clinical and economic benefits Guidance • 2018 • $26-$28 Million in revenue • 50% gross margin in Q4 * 4.5M patients x $6.50 per V-Go x 360 days x 15% share = approx. $1.6 Billion Significant Market Opportunity: A 15% market share of U.S. patients with type 2 on insulin but not at their glucose goal would represent $1.6B in revenue*

~ 4 .5 M N o t a t A 1c G o a l 5.6M Patients with Type 2 Diabetes On Insulin1 ©2018 Valeritas, Inc.. 10 Significant Market Opportunity for Valeritas in the U.S. U.S. Type 2 Diabetes 15% Initial V-Go® Target Market 2M Type 2 on Multiple Daily Shots Longer-Term V-Go Market (with V-Go pipeline products) 15% With National Sales Force “IF” Market Share V-Go Revenue 15% $700 Million3 V-Go Potential Revenue With Current Sales Force “IF” Market Share V-Go Revenue 15% $75 Million2 2.5M on 1-2 Shots 2M on MDI 1.5M at A1c Goal $1.6 Billion V-Go Potential Revenue4 (“IF” at 15% market share) 2. 221,500 Total Meal Time Insulin TRx’s written by Valeritas Reachable Customers x $6.50 x 360 x 15% = ~$75 million 3. 2M patients x $6.50 per V-Go x 360 days x 15% share = ~ $700 million 4. 4.5M patients x $6.50 per V-Go x 360 days x 15% share = ~$1.6B 1 Number of patients with T2DM on insulin are approximate and based on 2014 US Roper Diabetes Patient Market Study provided by GfK Customer Research LLC and achievement of A1C goal based on Grabner et al. ClinicoEconomics and Outcomes Research. 2013:5 471–479. 4.5M on Insulin

©2018 Valeritas, Inc.. 11 Sales & Marketing Model PATIENT PHYSICIAN • Target high insulin volume prescribers • High frequency of office contact • High support & service for prescriber & patient • Activate patients to seek and ask for V-Go • Direct-to-Patient multi-channel marketing • Patient education and support WANT PRESCRIBE EDUCATION AWARENESS ASK FOR

©2018 Valeritas, Inc.. 12 Evidence Strategy is Working Through Increasing Market Share Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 3.3% 3.4% 3.5% 3.6% 3.7% 3.8% 3.9% 4.0% 4.1% 4.2% 4.3% V-Go® Share of Mealtime Insulin Prescriptions Average of All Valeritas Targeted Accounts

©2018 Valeritas, Inc.. 13 Targeted Accounts (Monthly TRx's) $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q2'17 Q3'17 Q4'17 Quarterly Revenue (2015-2017) Strong Prescription Growth from Targeted Accounts Driving Accelerating Revenue Turning point for growth, fueled by high touch / higher service model Turning point for growth, fueled by high touch / higher service model

V-Go® is Cost-effective for Both Payers & Patients

Product is Primarily Fulfilled at Retail Pharmacy

V-Go® Therapy



$33 or $57
monthly co-pay[1]



$33
monthly co-pay[1]

$2 to $3
Patient co-pay / day

Neutral Cost to Payers

(~$17 /day)
between Regimens*

Neutral Cost to Patients

Basal/Bolus Pen Therapy



$33
co-pay[1]

$33
co-pay[1]

$11
co-pay[1]

$2.50
Patient co-pay / day

***What a Payor Pays (Net of Rebates & Co-pays when V-Go Contracted in Preferred Position)**

$17 / day calculated based on published Wholesale Acquisition Prices less estimated rebates and sales deductions.

1.Avg. Nat'l Tier 2 or Tier 3 Co-pay for commercial plans is $31 and $53, respectively, The Kaiser Family Foundation and Health Research & Education Trust Employer Health Benefits 2016 Annual Survey.

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©2018 Valeritas, Inc.. 15 Demonstrated Statistically Significant Improvements in A1C1-6 Improved Quality of Life1 Lowered Total Daily Dose of Insulin (Prescribed / Administered)1-6 11 48 Published Clinical Papers V-Go Patients Studied Presentations at National Conferences 1. Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667. 2. Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P. 3. Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. 4. Lajara, R, et al. Drugs-Real World Outcomes 2016 Jun 2;3(2):191-199. 5. Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545.; 6. Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725. Demonstrated Cost Reductions4 Strong Clinical Evidence 1K>

©2018 Valeritas, Inc.. 16 Use of a Simple Titration Approach with V-Go® Significantly Lowered A1C (glucose) Use of a weekly physician-driven mealtime dosing titration approach with patients with T2D uncontrolled on prior regimens 13% Before V-Go < 7% < 8% ≤ 9% On V-Go 47% 40% 87% 67% 100% A1C Goal Achievement8.7 7.1* A 1 C ( % ) 144 60* TD D ( Units ) Before V-Go On V-Go (4 months) Texas Health Resources. MOTIV (Managing Optimization and Titration of Insulin Delivery with V-Go) Retrospective Study T2D=Type 2 diabetes, TDD=Total daily dose of insulin *Significant compared to baseline N=15 Mehta. S, et al. Presented as a poster at OMED, Philadelphia, PA 2017, DTM, Bethesda, MD 2017 and ATTD, Venice, AT, 2018 Hypoglycemia (very low blood glucose) incidence decreased from 23% at baseline to 7% of patients.

Patients Who Utilize V-Go® Like How it Fits into Their Lifestyle Extremely Satisfied = 39% Very Satisfied= 32% Satisfied= 16% Somewhat Satisfied= 7% Not Satisfied=6% >90% of Patients are satisfied with the ability of V-Go to fit with their Lifestyle N=720 patients prescribed V-Go dLife Survey 1Q 2016, commissioned by Valeritas, Inc.. as part of the V-Go Life Online Educational Program ©2018 Valeritas, Inc.. 17

©2018 Valeritas, Inc.. 18 Illustration of Life with Type 2 Diabetes Thoughts from Actual V-Go® patients like Debbie and Jim • Living with type 2 diabetes was no longer manageable when my doctor asked me to take multiple daily shots of insulin. • Others would tell me it was my fault I had diabetes. • All the needles and social embarrassment. • I would rarely if ever take insulin out of my house. • Constant planning and stress. • I didn’t feel normal. • Then I discovered V-Go® and a life without pens, syringes or pumps. • It’s simple. It’s private. I’m in control of my treatment. To hear what patients have to say, visit https://www.valeritas.com/investors/videos Debbie Jim

©2018 Valeritas, Inc.. 19 Valeritas Generated 45% Gross Margins at Significantly Lower Revenue $5.8 $21.4 $27.0 $61.1 $- $10 $20 $30 $40 $50 $60 $70 Valeritas Q4'17 Dexcom Q2'11 Tandem Q3'17 Insulet Q3'13 Quarterly Revenue (1st Q Company reached 45% GM)* *Respective Company Public Filings. Gross Margins from each Company and Product may not be directly comparable Valeritas Projected Gross Margins • 50% GM in Q4 2018 with $7M to $8M quarterly revenue

©2018 Valeritas, Inc.. 20 V-Go® Line Extension Products Provide Path to the Broader Diabetes & Insulin Market V-Go® SIMTM (Simple Insulin Management)2 Expected to: • Provide connectivity to smart phones and data aggregation glucose meters and other devices • Permit tracking and reporting of basal rate and bolus insulin usage • Be used as diagnostic tool to make treatment adjustments • Increase patient adherence V-Go® • Current product • Filled by patient by transferring insulin from vial using V-Go EZ Fill • Commercially available in U.S. • Approved in E.U. with initial country distribution agreement executed V-Go® Prefill2 Expected to: • Eliminate filling step as it would include a prefilled insulin cartridge • Eliminate need for & cost of V-Go EZ Fill • Lower number of co-pays1 • Provide revenue from insulin • Expand target population (1st line Insulin) • Extend patent life to 2032 1. Assumes V-Go devices and insulin cartridges packaged in a single box under a single NDC thereby potentially reducing the number of prescriptions and the number of co-pays required per patient. 2. Product currently under development.

©2018 Valeritas, Inc.. 21 V-Go® with V-Go® SIMTM Technology (Simple Insulin Management)* The Future of Type 2 Diabetes Management PATIENT PHYSICIAN INDUSTRY PAYERS MANAGEMENT APPLICATIONS CLOUD HOSTING Partner * Product currently under development.

©2018 Valeritas, Inc.. Growth & Expansion Strategy 22 Increase market share within existing base of business (with current sales coverage) Grow share by expanding number of prescribers through increased sales coverage Maximize share and penetration with expanded R&D pipeline + High Touch / High Service Model Direct-to-Patient Campaign Expand International Presence V-Go® Prefill V-Go® SIMTMExpand U.S. Field Presence

Financial Summary ($ in millions) 4th Quarter Summary 2H Summary 4Q17 4Q16 Change 2H-2017 2H-2016 Change Revenue $5.8 $4.8 +21% $10.8 $9.7 +12.3% Gross Profit $2.6 $1.8 +47% $4.6 $3.5 +32.0% Gross Margin 45.2% 37.1% +810 bp 42.7% 36.3% +640 bp Net Loss $15.5 $9.8 +57% $25.5 $19.0 +34.2% Cash Used in Operations $15.7 $10.7 +46.1% Total Debt1 $36.0 $59.0 -38.9% Cash and Cash Equivalents* $26.0 $9.9 +163.1% ©2018 Valeritas, Inc.. 23 Valeritas: Financial Summary – December 31, 2017 * Balances as of 12/31/17

Investor Highlights Strong quarterly growth that will accelerate in 2018 and beyond Established reimbursement: Cost neutral / benefit to patients & payers V-Go® delivers clinically-relevant glucose lowering with less insulin 50% Gross Margin in Q4 2018 with ability to increase with additional sales volume Substantial market potential with current V-Go in U.S. and Internationally Significant market expansion opportunities with R&D pipeline ©2018 Valeritas, Inc.. 24

©2018 Valeritas, Inc.. 25 Improving health and simplifying life for people with diabetes NASDAQ: VLRX March 2018 ART-1236 Rev A 03/2018 Valeritas Corporate Presentation

APPENDIX ©2018 Valeritas, Inc.. 26

Significant Number of People with Diabetes Worldwide (2017 and 2045 est.) ©2018 Valeritas, Inc.. 27 IDF Diabetes Atlas, Eighth Edition, 2017

Robust Clinical Data Validates the Ability of V-Go® to Deliver Clinically Relevant Reductions in A1C with Less Insulin



V-GoAL[1]
SIMPLE[2]
VALIDATE 1[3]
EVIDENT[4]
NEFEDA[5]
Jones[6]
UPP[7]
UMASS[8]
MOTIV[9]
Baseline
9.9% N=169 Up to 4 months
8.8% N=87 3 months
9.6% N=204 ~7 months
9.7% N=84 ~8 months
9.7% N= 83 ~5 months
9.1% N=69 Up to 1 yr‡
8.8% N=23 3 months
10.7% N=14 3 months
8.7% N=15 4 months
Change in A1C
-1.0*
-0.7**
-1.8**
-1.4
-1.6
-0.8
-1.2
-2.4
-1.6
Insulin Decrease
24%
18%
41%†
7%
22%[10]
20%
13%
46%
58%

Baseline Insulin Dose U/day: V-GoAL-71, SIMPLE-62, VALIDATE 1-99, EVIDENT-67, NEFEDA-86, Jones-76, UPP-49, UMASS-119 and MOTIV-144

*A1C data rounded from -0.95 to -1.0. **A1C change reported using least square means. †Insulin change reported based on comparison to prescribed upper limit at baseline ‡Duration varied by patient.

1. Abbott et al. Oral Presentation at the 77th Scientific Sessions of the ADA, June 2017. 2. Grunberger G, et al. Poster presented at AACE 23rd Annual Scientific Meeting, May 2014. 3. Lajara R, et al. *Diabetes Therapy*. 2015;6(4):531-545. 4. Harrison C, et al. Poster presented at AACE 26th Annual Scientific Meeting, May 2017. 5. Sutton D, et al. Poster presented at 76th Scientific Sessions of the ADA, June 2016. 6. Sink J, et al Poster Presented at Diabetes Technology Meeting, Nov. 2014. 7. Rosenfeld CR, et al. *Endocr Pract*. 2012;18(5):660-667. 8. Omer A, et al. Poster presented at: ADA 73rd Scientific Sessions, June 2013. 9. Mehta S, et al. Abstract published in The Journal of the American Osteopathic Association Nov 2017:117 (11) and poster presented at OMED. 10. Data on file, Valeritas. Inc.

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Switching from Multiple Daily Injections to V-Go® Results in Significant Reductions in Total Insulin and A1C (glucose)

VALIDATE evaluated patients switched to V-Go when Glycemic Control was Suboptimal on Prior Regimens



Prescribed
117
102
Patient Reported
88
61*
Mean Total Daily Dose of Insulin (U/day)
Multiple Daily Injections (MDI)
On V-Go



On V-Go
Change in A1C (%)
-1.2*

n=86
*p<0.0001 compared to baseline

Lajara R, et al. *AACE 24th Annual Scientific and Clinical Congress*. May 2015; Nashville, TN

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Prospective Study Conducted by HealthCore, Inc.[1] Demonstrated V-Go® Improved A1C (lowered glucose) with Less Insulin

V-Go was compared to Standard Treatment Optimization (STO) in a
Prospective Pragmatic Clinical Study and Demonstrated Real-World Clinical and Economic Benefits



V-Go
n=169
STO
n=246
Change in A1C
-0.46*
P = 0.0018
-0.95*†

N= 415 patients across 52 Sites with duration of up to 4 months



29%
Less Insulin
with V-Go
vs SOC
at 4 months
(54 vs 72 u/day)
P<0.001

V-Go proved to be
more cost-effective than STO
V-Go $24.48 vs STO $39.95 per patient per day for each drop in 1% A1c [2]

1 HealthCore, Inc.., an outcomes research subsidiary of Anthem, Inc..
*Significant compared to baseline, †Significant between groups
Baseline A1C (%): V-Go 9.88 and STO 9.34 Baseline total daily insulin dose (u/day): V-Go 71 and STO 72
2 Cost includes the WAC cost for all diabetes treatments and medications and based on per patient/day (PPPD) at study end.
The cost is calculated as the sum of published price of insulin, device and concomitant medications.
Abbott, S, et al. Presented as an oral presentation at the 77th ADA Scientific Sessions, San Diego, CA 2017

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V-Go® with V-Go SIMTM Technology (Simple Insulin Management)* The Future of Type 2 Diabetes Management PATIENT PHYSICIAN INDUSTRY PAYERS V-Go SIM sends data one-way to Smart Device. SIM app provides data on V-Go insulin dosages/timing. SIM app transfers data to Cloud. Cloud and other Apps can provide add’l data to patient. Message by email and/or secure login. V-Go SIM will enable simple and timely access to data that can be used to improve clinical decision making and deliver individualized care. Partnerships will allow the integration of glucose and insulin dosing information. Adherence, utilization and other health data can improve success and effectiveness of therapies. The data can inform clinical trial development and business decision making. Evidence of treatment effectiveness, adherence and other data to bolster payer relationships MANAGEMENT APPLICATIONS CLOUD HOSTING Partner ©2018 Valeritas, Inc.. 31* Product currently under development.

©2018 Valeritas, Inc.. 32 V A L U E Scalable Business Model to Drive Shareholder Value CONTINUED GROTH IN U.S. WITH HIGH TOUCH / HIGH SERVICE MODEL SHORT-TERM 6 – 18 months MID-TERM 1. – 3 Years LONGER-TERM > 3 years Advance V-Go Next Gen / Line Extensions Expand Sales Force prudently in U.S. Begin to Commercialize V-Go® Int’l with Distrib. Partners Launch V-Go SIMTM (U.S.) Collaborate with h-Patch Technology Launch V-Go Prefill Product Core Technology= h-patch platform OUS= Outside the United States Line Extensions= V-Go® Link, V-Go® Prefill and future product developments Expand Sales Force in U.S. Increase Share in U.S. Targeted Accounts Launch V-Go SIM (Int’l)

Valeritas: Financial Summary – December 31, 2017 Financial Summary ($ in millions) Quarterly Summary Full Year Summary 4Q17 4Q16 Change 2017 2016 Change Revenue $5.8 $4.8 +21% $20.2 $19.6 +3.6% Gross Profit $2.6 $1.8 +47% $8.2 $6.9 +17.6% Gross Margin 45.2% 37.1% +810 bp 40.3% 35.5% +480 bp Cash Used in Operations $32.0 $30.0 +7.8% Net Loss $15.5 $9.8 +57% $49.3 $46.3 +6.3% Total Debt $36.0 $59.0 -38.9% Cash and Cash Equivalents $26.0 $9.9 +163.1% ©2018 Valeritas, Inc.. 33

• Simple filling does not require calculations, measuring or needles • Prevents accidental needle sticks Bolus Chamber Insulin Fluid Fluid Basal Chamber Piston Needle 24 hour Basal rate begins with the push of a button 4.6 mm, 30 gauge “Floating needle” On-demand bolus function is manually activated in 2-step process Basal rate flow restrictor Basal rate is spring-driven V-Go® is Designed for Patient Ease of Use with High Quality Commercial Scale Manufacturing ©2018 Valeritas, Inc.. 34 V-Go Device Overview V-Go® EZ FILLTM Robust IP with 95 patents issued and 42 pending